UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  January 9, 2017 (January 6, 2017)
PERFORMANCE SPORTS GROUP LTD.
(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation or organization)	001-36506 (Commission File Number)	Not Applicable (I.R.S. Employer Identification Number)

100 Domain Drive Exeter, NH (Address of principal executive offices)	03833-4801 (Zip Code)

Registrant’s telephone number, including area code:  (603) 610-5802
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
On January 6, 2017, Performance Sports Group Ltd. (the “Company”) entered into a First Amendment (the “First Amendment”) to the Asset Purchase Agreement, dated as of October 31, 2016 (the “Asset Purchase Agreement”), by and among the Company, the subsidiaries of the Company party thereto and 9938982 Canada Inc. (the “Purchaser”), an acquisition entity financed by Sagard Holdings Inc. and Fairfax Financial Holdings Limited.
The First Amendment amends the Asset Purchase Agreement in response to the Bidding Procedures Orders entered by the U.S. Bankruptcy Court and the CCAA Court (in each case, as defined in the Asset Purchase Agreement) on November 30, 2016, and provides, among other things, that (1) the amount of the “good faith deposit” that the Purchaser was required to deposit pursuant to the terms of the Asset Purchase Agreement be reduced to $17,250,000, (2) the amount of the break-up fee payable to the Purchaser upon the consummation of an alternate transaction or in certain other circumstances where the transactions contemplated by the Asset Purchase Agreement are not consummated, in each case in accordance with the Asset Purchase Agreement, be reduced to $17,250,000, and (3) certain key dates (including the targeted closing date and the deadline for the entry of the Sales Orders (as defined in the Asset Purchase Agreement)) be extended.
The foregoing descriptions of the Asset Purchase Agreement and the First Amendment are qualified in their entirety by reference to the respective agreements.  A copy of the Asset Purchase Agreement was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 31, 2016.  A copy of the First Amendment is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

9.01          Financial Statements and Exhibits.
(d)          Exhibits.
Exhibit No.	Description
10.1
First Amendment to Asset Purchase Agreement, dated as of January 6, 2017, by and among Performance Sports Group Ltd., the subsidiaries of Performance Sports Group Ltd. party thereto, and 9938982 Canada Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 9, 2017
PERFORMANCE SPORTS GROUP LTD.

By:	/s/ Michael J. Wall
	Name:	Michael J. Wall
	Title:	Executive Vice President, General
Counsel and Corporate Secretary

EXHIBIT INDEX
Exhibit No.	Description
10.1
First Amendment to Asset Purchase Agreement, dated as of January 6, 2017, by and among Performance Sports Group Ltd., the subsidiaries of Performance Sports Group Ltd. party thereto, and 9938982 Canada Inc.